Exhibit 99.1

NextBoat Inc.’s Autograph Yacht Group Division Completes Landmark Superyacht Transaction

Sale of 2009 Abeking & Rasmussen 60-Meter Superyacht, Last Asking $45,000,000, Marks Company’s Largest-Ever Brokerage Transaction

Wilmington, NC – June 29 – NextBoat Inc. (NYSE American: NXB) (“NextBoat” or the “Company”), today announced that its Autograph Yacht Group division has completed the sale of a 2009 Abeking & Rasmussen 60-meter superyacht, last asking $45,000,000 — the largest brokerage transaction in the Company’s history. Burgess represented the seller; Gary Hardcastle of Autograph Yacht Group represented the buyer.

With fewer than 20 superyacht sales of this scale occurring worldwide each year, the transaction signals that Autograph Yacht Group has arrived at the very top of the global luxury market — a competitive tier reserved for the world’s most established brokerage houses.

“This milestone reflects the caliber of clients, brokers, and partnerships that continue to drive our business forward,” said Mike Burke, President of Autograph Yacht Group. “This transaction demonstrates that Autograph Yacht Group is building a brokerage platform capable of serving every segment of the market, from premium center consoles to the world’s most exclusive superyachts.”

The transaction also marks a meaningful expansion in the caliber of client NextBoat serves. Superyacht transactions of this scale generate significantly higher commission revenue than the mid-market deals that represent the bulk of the industry’s volume and bring the Company into direct relationships with ultra-high-net-worth buyers and sellers that few platforms can access. Management believes this deal validates a core element of its growth strategy: that by attracting world-class broker talent, NextBoat can drive substantial increases in revenue per transaction while expanding its addressable market upward.

“Transactions like this don’t happen without years of relationships and a platform with the credibility to compete at the highest level,” said Gary Hardcastle of Autograph Yacht Group. “What NextBoat provided was the infrastructure and backing to bring this deal across the finish line, and this transaction marks the beginning of the next chapter of our growth.”

This transaction represents a tangible proof point in NextBoat’s strategy to build a platform capable of serving every tier of the marine market — from entry-level recreational boats to the world’s most exclusive superyachts. As the Company continues to recruit top-producing brokers and deepen its global relationships, management expects transactions of this caliber to become an increasingly consistent part of its revenue mix.

About NextBoat Inc.

Founded in 2012, NextBoat Inc., previously known as Off The Hook YS Inc., is a vertically integrated, AI-powered marine marketplace transforming how boats are bought, sold, financed, and serviced across the United States. Through proprietary technology, transaction data, financing capabilities, and a growing national acquisition network, the Company operates across boat brokerage, wholesale inventory acquisition, auctions, financing, and marine services. NextBoat’s ecosystem includes Off The Hook Yachts, Autograph Yacht Group, Azure Funding, and proprietary lead-generation platforms. Headquartered in Wilmington, North Carolina, NextBoat is rapidly expanding its national footprint and market share within the $57 billion U.S. marine industry.

Contact

Investor Relations
ir@nextboat.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws regarding NextBoat Inc. (“Company”), including, without limitation, statements regarding the Company’s business strategy, technology platform, market opportunity, planned operations, and expected results and benefits. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative of such terms thereof or other variations thereon or comparable terminology, although not all forward-looking statements contain these identifying words.

These forward-looking statements are based on the Company’s current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond our control. Actual results, performance or achievements, including the timing of events, may differ materially from those expressed or implied by the forward-looking statements as a result of various risks and uncertainties, including those described under the heading “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other subsequent filings with the SEC. Copies of these filings are available on the SEC’s website at www.sec.gov. Investors are cautioned that forward-looking statements are not guarantees of future performance, and are cautioned not to place undue reliance on any such forward-looking statements. The forward-looking statements made in this press release are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update, revise or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances occurring after the date such statements were made, except as required by applicable law.